EXHIBIT 99.2

EXXON MOBIL CORPORATION

1Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 3)
=================================================

Net Income (U.S. GAAP), $M         1Q03    4Q02     3Q02     2Q02     1Q02
__________________________         ____    ____     ____     ____     ____
Upstream
  United States                   1,259      757      642      677      448
  Non-U.S.                        4,434    2,245    1,635    1,553    1,641
                                 ______   ______   ______   ______   ______

  Total                           5,693    3,002    2,277    2,230    2,089
Downstream
  United States                     174      403       42      234       14
  Non-U.S.                          549      418       83      148      (42)
                                 ______   ______   ______   ______   ______

  Total                             723      821      125      382      (28)
Chemicals
  United States                      16       71      156       87       70
  Non-U.S.                          271        5      197      182       62
                                 ______   ______   ______   ______   ______

  Total                             287       76      353      269      132

Corporate and financing            (213)    (109)     (41)    (222)     (70)
Merger expenses                       0     (100)     (85)     (30)     (60)
                                 ______   ______   ______   ______   ______

Income from continuing operations 6,490    3,690    2,629    2,629    2,063
Discontinued operations               0      400       11       11       27
Accounting change                   550        0        0        0        0
                                 ______   ______   ______   ______   ______

Net income (U.S. GAAP)            7,040    4,090    2,640    2,640    2,090
                                 ======   ======   ======   ======   ======
Net income per common share
  (U.S. GAAP)                      1.05     0.60     0.39     0.40     0.30
Net income per common share
 - assuming dilution (U.S. GAAP)   1.05     0.60     0.39     0.39     0.30


Merger Effects, Discontinued Operations, Accounting Change
__________________________________________________________
  and Other Special Items $M
  __________________________

Upstream
  United States                       0        0        0        0        0
  Non-U.S.                        1,700        0     (215)       0        0
                                 ______   ______   ______   ______   ______

  Total                           1,700        0     (215)       0        0
Downstream
  United States                       0        0        0        0        0
  Non-U.S.                            0        0        0        0        0
                                 ______   ______   ______   ______   ______

  Total                               0        0        0        0        0
Chemicals
  United States                       0        0        0        0        0
  Non-U.S.                            0        0        0        0        0
                                 ______   ______   ______   ______   ______

Total                                 0        0        0        0        0

Corporate and financing               0        0        0        0        0
Merger expenses                       0     (100)     (85)     (30)     (60)
Discontinued operations               0      400       11       11       27
Accounting change                   550        0        0        0        0
                                 ______   ______   ______   ______   ______
Corporate total                   2,250      300     (289)     (19)     (33)
                                 ======   ======   ======   ======   ======

Earnings Ex. Merger Effects, Discontinued Operations, Accounting Change
_______________________________________________________________________

 and Other Special Items $M
 __________________________

Upstream
  United States                   1,259      757      642      677      448
  Non-U.S.                        2,734    2,245    1,850    1,553    1,641
                                 ______   ______   ______   ______   ______

  Total                           3,993    3,002    2,492    2,230    2,089
Downstream
  United States                     174      403       42      234       14
  Non-U.S.                          549      418       83      148      (42)
                                 ______   ______   ______   ______   ______

  Total                             723      821      125      382      (28)
Chemicals
  United States                      16       71      156       87       70
  Non-U.S.                          271        5      197      182       62
                                 ______   ______   ______   ______   ______

  Total                             287       76      353      269      132
Corporate and financing            (213)    (109)     (41)    (222)     (70)
                                 ______   ______   ______   ______   ______

Corporate total                   4,790    3,790    2,929    2,659    2,123
                                 ======   ======   ======   ======   ======

EPS ex Merger Effects/Discontinued Operations/Accounting Change/Special Items
 - assuming dilution               0.71     0.56     0.44     0.39     0.30

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EXXON MOBIL CORPORATION

1Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 3)
=================================================

Supplemental Information (continued)
____________________________________

                                   1Q03    4Q02     3Q02     2Q02     1Q02
                                   ____    ____     ____     ____     ____
Net production of crude oil and
natural gas liquids, kbd
  United States                     635      650      656      700      718
  Canada                            346      375      348      341      331
  Europe                            621      603      552      602      610
  Asia-Pacific                      231      246      273      254      268
  Africa                            414      352      354      348      344
  Other Non-U.S.                    259      271      270      250      270
                                 ______   ______    _____   ______   ______

 Total liquids production         2,506    2,497    2,453    2,495    2,541

Natural gas production available
for sale, mcfd
  United States                   2,369    2,264    2,374    2,373    2,492
  Canada                            931      987    1,020    1,024    1,064
  Europe                          6,321    5,782    3,065    3,324    5,694
  Asia-Pacific                    1,792    2,015    2,170    1,965    1,922
  Other Non-U.S.                    635      619      593      506      568
                                 ______   ______   ______   ______   ______

 Total natural gas production
  available for sale             12,048   11,667    9,222    9,192   11,740

Total worldwide liquids and
gas production, koebd             4,514    4,442    3,990    4,027    4,498

Refinery throughput, kbd
  United States                   1,683    1,811    1,807    1,871    1,847
  Canada                            447      446      467      435      441
  Europe                          1,464    1,548    1,529    1,554    1,526
  Asia-Pacific                    1,506    1,449    1,433    1,263    1,370
  Other Non-U.S.                    290      282      242      220      232
                                 ______   ______   ______   ______   ______

 Total refinery throughput        5,390    5,536    5,478    5,343    5,416

Petroleum product sales, kbd
  United States                   2,573    2,810    2,724    2,678    2,712
  Canada                            613      622      596      579      573
  Europe                          1,988    2,097    2,034    2,045    1,990
  Asia-Pacific                    1,805    1,581    1,516    1,391    1,525
  Other Non-U.S.                    882      907      893      876      875
                                 ______   ______   ______   ______   ______

 Total petroleum product sales    7,861    8,017    7,763    7,569    7,675

  Gasolines, napthas              3,035    3,224    3,253    3,143    3,083
  Heating oils, kerosene,
   diesel                         2,517    2,406    2,206    2,173    2,383
  Aviation fuels                    660      698      728      674      663
  Heavy fuels                       642      680      577      559      600
  Specialty products              1,007    1,009      999    1,020      946
                                 ______   ______   ______   ______   ______

Total petroleum product sales     7,861    8,017    7,763    7,569    7,675

Chemicals product revenue, $M
  United States                 $ 2,599  $ 2,247  $ 2,249  $ 2,379  $ 1,838
  Non-U.S.                        3,831    3,101    3,154    2,883    2,459
                                 ______   ______   ______   ______    _____

 Total chemicals product
   revenue                      $ 6,430  $ 5,348  $ 5,403  $ 5,262  $ 4,297

Chemicals prime product sales, kt
  United States                   2,861    2,783    2,849    3,010    2,744
  Non-U.S.                        4,139    3,926    3,862    3,775    3,976
                                _______   ______   ______   ______   ______

 Total chemicals prime
   product sales                  7,000    6,709    6,711    6,785    6,720

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EXXON MOBIL CORPORATION

1Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 3)
=================================================

Supplemental Information (continued)
___________________________________

Average Realization Data           1Q03    4Q02     3Q02     2Q02     1Q02
________________________           ____    ____     ____     ____     ____
United States
  ExxonMobil:
    Crude ($/B)                   29.33    23.65    24.26    22.23    17.59
    Natural Gas ($/kCF)            6.34     3.87     2.92     3.05     2.26

  Benchmarks:
    WTI ($/B)                     34.06    28.20    28.32    26.27    21.56
    ANS-WC ($/B)                  33.23    26.75    27.32    25.01    19.81
    Gas - GC Spot Avg ($/MBTU)     6.36     3.90     3.05     3.23     2.20

Non-U.S.
  ExxonMobil:
      Crude ($/B)                 30.65    25.86    25.76    23.77    19.75
      Natural Gas ($/kCF)          4.03     3.37     2.72     2.76     2.91
      European NG ($/kCF)          4.03     3.55     3.01     3.00     3.38

  Benchmarks:
    Brent ($/B)                   31.51    26.78    26.95    25.04    21.14


Capital and Exploration Expenditures, $M
________________________________________

Upstream
  United States                     489      584      619      568      586
  Non-U.S.                        2,295    2,297    2,069    1,992    1,679
                                 ______   ______   ______    _____   ______

  Total                           2,784    2,881    2,688    2,560    2,265
Downstream
  United States                     308      324      257      250      149
  Non-U.S.                          273      515      377      335      243
                                 ______   ______   ______   ______   ______

  Total                             581      839      634      585      392
Chemicals, Administrative and Discontinued Operations
  United States                      63      151      139      137      193
  Non-U.S.                           68      154      102      111      124
                                 ______   ______   ______   ______   ______

  Total                             131      305      241      248      317

Total Capital and Exploration
  Expenditures                    3,496    4,025    3,563    3,393    2,974
                                 ======   ======   ======   ======   ======

Exploration Expense Charged to Income, $M
_________________________________________

  Consolidated - United States       35       57       49       48       66
               - Non-U.S.           107      249      107      176      147
  Non-consolidated -
   ExxonMobil share, Non-U.S.        12       33        0        4        2
                                 ______   ______   ______   ______   ______

Exploration Expense
  Charged to Income                 154      339      156      228      215
                                 ======   ======   ======   ======   ======

Effective Income Tax Rate, %       36.4%    34.8%    43.3%    40.8%    41.9%

Common Shares Outstanding (millions)
____________________________________

  At quarter end                  6,679    6,700    6,729    6,757    6,782
  Average                         6,683    6,712    6,740    6,767    6,793
  Average - assuming dilution     6,714    6,755    6,787    6,831    6,858

Cash flows from operations and asset sales ($G)
______________________________________________

Net cash provided by
  operating activities              8.7      5.1      7.5      4.1      4.6
Sales of subsidiaries,
  investments and PP&E              1.3      1.7      0.2      0.1      0.8
                                 ______    _____   ______   ______   ______
  Cash flows from operations
   and asset sales                 10.0      6.8      7.7      4.2      5.4

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the first quarter of 2003. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.